UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2019

Cytokinetics, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-50633	94-3291317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 East Grand Avenue, South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:(650) 624-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CYTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 17, 2019 (the “Closing Date”), Cytokinetics, Incorporated (the “Company”) entered into a Loan and Security Agreement (the “Loan Agreement”) with Oxford Finance LLC (“Oxford”), as collateral agent, and Silicon Valley Bank (“SVB” and together with Oxford, the “Lenders”) for a loan of $45.0 million (the “Term Loan”) and terminated the Loan and Security Agreement, dated as of October 19, 2015, as amended (the “Original Loan Agreement”). The Term Loan was made available to the Company on the Closing Date, with the proceeds used in part to repay in full all of the outstanding term loans under the Original Loan Agreement in an aggregate principal amount of $42.0 million.

The Term Loan has interest-only payments through December 31, 2020. The interest only period may be extended, for six months if either of the following milestones occur and for twelve months if both of the following milestones occur: (i) specified events related to the development of (a) reldesemtiv, a novel fast skeletal muscle activator, in spinal muscle atrophy or amyotrophic lateral sclerosis, or (b) CK-3773274, a novel cardiac myosin inhibitor, in cardiomyopathy; and/or (ii) specified results from GALACTIC-HF, a Phase 3 trial of omecamtiv mecarbil, a novel cardiac myosin activator. The ultimate interest-only period will be followed by equal monthly payments of principal and interest to December 1, 2023.

Interest on the Term Loan will bear interest at a rate equal to the greater of (i) 8.05% and (ii) the sum (a) the 30-day U.S. LIBOR rate on the last business day of the month that immediately precedes the month in which interest will accrue, plus (b) 6.81%.

The Company will be required to make a final payment fee of 6.00% of the amounts of the Term Loan drawn payable on the earlier of (i) the prepayment of the Term Loan or (ii) the maturity of the Term Loan.

The Company may prepay the Term Loans by paying a prepayment fee equal to (i) 3.00% of the applicable Term Loan prepaid through and including the first anniversary of the funding date, (ii) 2.00% of the applicable Term Loan prepaid after the first anniversary date and through and including the second anniversary of the funding date, and (iii) 1.00% of the applicable Term Loan prepaid after the second anniversary date and prior to the maturity date.

In addition, under the Loan Agreement, the Company agreed to issue the Lenders warrants to purchase shares of the Company’s common stock (the “Warrants”). The exercise price per share for the Warrants is determined as the lower of (i) the average closing price per share of the Company’s common stock for the 10 days prior to the date of issuance or (ii) the closing price per share of the Company’s common stock on the day before the date of issuance (the “Warrant Price”). On the Closing Date, Warrants to purchase 23,065 shares of the Company’s common stock were issued with a Warrant Price equal to $9.755 per share. Additional Warrants exercisable for a number of shares of common stock determined by dividing $225,000 by the Warrant Price will be issued, if at all, upon the achievement of one of the milestones that extend the interest-only period by six months. Each of the Warrants will be exercisable for 10 years from the date of issuance.

The Loan Agreement contains customary representations and warranties and customary affirmative and negative covenants applicable to the Company and its subsidiaries, including, among other things, restrictions on dispositions, changes in business, management, ownership or business locations, mergers or acquisitions, indebtedness, encumbrances, distributions, investments, transactions with affiliates and subordinated debt. The Loan Agreement also includes customary events of default, including but not limited to the nonpayment of principal or interest, violations of covenants, material adverse changes, attachment, levy, restraint on business, cross-defaults on material indebtedness, bankruptcy, material judgments, misrepresentations, subordinated debt, governmental approvals, lien priority and delisting. Upon an event of default, the Lenders may, among other things, accelerate the loans and foreclose on the collateral.

The foregoing is only a summary of the material terms of the Loan Agreement and Warrants and does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement and Form of Warrant, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019.

Item 1.02. Termination of a Material Definitive Agreement

The information in Item 1.01 above with respect to the Original Loan Agreement is incorporated by reference into this Item 1.02.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated by reference into Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above that relates to the issuance of the Warrants is hereby incorporated by reference into Item 3.02.

The Warrants described in Item 1.01 above will be offered and sold in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”). The Warrants contain representations to support the Company’s reasonable belief that each of the recipients of such securities had access to information concerning the Company’s operations and financial condition, that each such recipient is acquiring the securities for its own account and not with a view to the distribution thereof, and that each such recipient is an “accredited investor” as defined by Rule 501 promulgated under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements related to the interest-only period and the timing thereof and the satisfaction of the conditions thereto, including achievement of the clinical and development milestones described above. Actual results could differ materially from these forward-looking statements as a result of certain factors, including, without limitation: risks associated with the satisfaction of the related to the interest-only period, the Company’s ability to maintain (and otherwise comply with the covenants in) the Loan Agreement, as well as other risks detailed in the Company’s filings with the Securities and Exchange Commission, including the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the SEC on May 9, 2019. The Company disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytokinetics, Incorporated

May 21, 2019	By:	/s/ Ching Jaw
	Name:	Ching Jaw
	Title:	Senior Vice President, Chief Financial Officer